Exhibit 10.10.19

Execution Version

EIGHTEENTH AMENDMENT TO CODE SHARE AND

REVENUE SHARING AGREEMENT

THIS EIGHTEENTH AMENDMENT TO CODE SHARE AND REVENUE SHARING AGREEMENT (this “Eighteenth Amendment”) is made and entered into to be effective as of March 1, 2017 (the “Effective Date”) by and between AMERICAN AIRLINES, INC., a Delaware corporation, as successor in interest by merger to US Airways, Inc. (“American”), and MESA AIRLINES, INC., a Nevada corporation (“Mesa”).

RECITALS:

A.      American and Mesa are parties to that certain Code Share and Revenue Sharing Agreement, dated as of March 20, 2001, but effective as of February 1, 2001 (as amended, modified and supplemented, the “Code Share Agreement”).

B.      The Code Share Agreement has previously been amended, including by:

i.	the Tenth Amendment to Code Share and Revenue Sharing Agreement, dated November 18, 2010 (the “Tenth Amendment”);

ii.	the Sixteenth Amendment to Code Share and Revenue Sharing Agreement, dated January 26, 2015 (the “Sixteenth Amendment”); and

iii.	the Seventeenth Amendment to Code Share and Revenue Sharing Agreement, dated December 28, 2015 (the “Seventeenth Amendment”).

C.      The Parties desire to further amend the Code Share Agreement as set forth in this Eighteenth Amendment.

D.      All capitalized terms used herein, but not otherwise defined herein, shall have the meanings given to such terms in the Code Share Agreement. It is the intent of the parties that this Eighteenth Amendment and the subject matter addressed herein is integral to the entirety of the Code Share Agreement and is not severable therefrom.

AGREEMENT:

In consideration of the mutual covenants contained herein and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.        Pilot Block Hour Rate Increase.

1.1      As of the Effective Date, and subject to Section 1.2 of this Eighteenth Amendment:

[***]

1.2      Notwithstanding anything set forth in Section 1.1 of this Eighteenth Amendment, in the event that Mesa fails to enter into a collective bargaining agreement with its pilot labor organization on or before December 31, 2017: [***]

2.        Performance Threshold Changes. Attachment B to this Eighteenth Amendment lists all cancellation and delay codes used by American at the time of this Eighteenth Amendment and specifically lists all such codes that are classified as Controllable Cancellation Codes and Controllable On-Time Departure Codes. Exhibit D to the Tenth Amendment is hereby superseded and replaced by Attachment B hereto. In the event the codes set forth in American’s Delay Code Handbook and Cancel Code Handbook (or any successor handbooks thereto) are amended, restated or modified in any way, subsequent to the Effective Date, then such amendment, restatement or modification shall automatically be deemed to amend, modify or restate the applicable codes set forth in Attachment B hereto without any action by American or Mesa; provided that, American shall promptly provide notice to Mesa of any such amendment, modification or restatement to the Delay Code Handbook and Cancel Code Handbook.

3.        Initial Crew Max. Mesa acknowledges and reaffirms its obligation pursuant to Section 4.2 of the Seventeenth Amendment to, not later than one hundred sixty (160) calendar days prior to each month during which Mesa is obligated to provide Flight Services, provide AAG Network Planning (as defined therein) with “Initial Crew Max” information, meaning an initial estimate of schedulable hours available during such month for each of Mesa’s captains, first officers and flight attendants.

4.        Replacement of Code Share Agreement. Upon execution of this Eighteenth Amendment by both parties, the parties shall, in good faith promptly negotiate and execute a new Capacity Purchase Agreement to replace the existing Code Share Agreement reflecting the foregoing terms and all applicable terms and conditions set forth in the Code Share Agreement and its various amendments. The purpose of such new Capacity Purchase Agreement is to re-state and organize the previous agreement and clean up dead language for ease of administration. The parties agree to work in good faith to have such new Capacity Purchase Agreement in place by December 31, 2017.

5.        Miscellaneous.

5.1      Except as set forth in this Eighteenth Amendment, all of the terms and conditions of the Code Share Agreement shall remain in full force and effect and be applicable to this Eighteenth Amendment.

5.2      This Eighteenth Amendment may be executed in counterparts, all of which when taken together shall be one and the same document.

5.3      This Eighteenth Amendment, including the Attachments attached hereto, constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.

5.4      The definitions contained in this Eighteenth Amendment are applicable to the other grammatical forms of such terms.

5.5      Notwithstanding anything herein to the contrary, Sections 1.2 and 5 of this Eighteenth Amendment shall survive the expiration or termination of the Code Share Agreement.

[Signatures Follow]

Execution Version

IN WITNESS WHEREOF, the parties have duly executed this Eighteenth Amendment as of the date first above written.

AMERICAN AIRLINES, INC. By: Name: Kenji Hashimoto Title: Senior Vice President — Regional Carriers
MESA AIRLINES, INC. By: Name: Title:

Attachment A

Contract Rates

Mesa Contract Rates (Effective as of the Effective date of the Eighteenth Amendment)

(See Note 2)

Guaranteed Non-Maintenance Cost

		Original 38	+9 (Amd. 12)	+4/6 (Amd. 13/14)	+7 (Amd. 16)
COST CATEGORY	UNIT	CRJ 900	CRJ 900	CRJ 900	CRJ 900
Aircraft Lease & Overhead	A/C MONTH
Ownership		[***]	[***]	[***]	[***]
Overhead		[***]	[***]	[***]	[***]
Crew RON		[***]	[***]	[***]	[***]
Total		[***]	[***]	[***]	[***]
Flight Crew & Maintenance (Rates applicable during initial Rate Increase Period1)	BLOCK HOUR
(Note 1)Pilot		[***]	[***]	[***]	[***]
Flight Attendant		[***]	[***]	[***]	[***]
Total		[***]	[***]	[***]	[***]
Flight Crew & Maintenance (Rates applicable during Secondary Rate Increase Period2)	BLOCK HOUR
(Note 1)Pilot		[***]	[***]	[***]	[***]
Flight Attendant		[***]	[***]	[***]	[***]
Total		[***]	[***]	[***]	[***]
		[***]	[***]	[***]	[***]
Dispatchers	DEPARTURE	[***]	[***]	[***]	[***]
Guaranteed Non-Maintenance Cost Reduction	A/C MONTH	[***]	[***]	[***]	[***]
Aircraft Margin	A/C MONTH	[***]	[***]	[***]	[***]

[1]	As such term is defined in Section 1.1(a) of the Eighteenth Amendment
[2]	As such term is defined in Section 1.1(b) of the Eighteenth Amendment

Guaranteed Maintenance Costs
		Original 38	+9 (Amd. 12)	+4/6 (Amd. 13/14)	+7 (Amd. 16)
COST CATEGORY	UNIT	CRJ 900	CRJ 900	CRJ 900	CRJ 900
Maintenance Cost Per A/C	A/C MONTH
MX Employees		[***]	[***]	[***]	[***]
Engine & APU Depreciation		[***]	[***]	[***]	[***]
Outstation Base		[***]	[***]	[***]	[***]
Total		[***]	[***]	[***]	[***]
		[***]	[***]	[***]	[***]
Maintenance Base Cost	BASE/MONTH
Rent & Utilities		[***]	[***]	[***]	[***]
Personnel		[***]	[***]	[***]	[***]
Parts Depreciation		[***]	[***]	[***]	[***]
Equipment Depreciation		[***]	[***]	[***]	[***]
Total		[***]	[***]	[***]	[***]
Maintenance Cost Per Block Hour	BLOCK HOUR
Engine MX – Contractual		[***]	[***]	[***]	[***]
Engine MX – Other		[***]	[***]	[***]	[***]
Airframe MX		[***]	[***]	[***]	[***]
Total		[***]	[***]	[***]	[***]

* these amounts will not be subject to escalation over the Term

Note 1 – The pilot rates set for the above in this Attachment A reflect the rate increases provided for in Section 1.1 of the Eighteenth Amendment. In the event of any expiration or termination of the Rate Increase Period (as defined in Section 1.1(b) of the Eighteenth Amendment), the pilot rates and total flight crew rates shall be as follows:

		Original 38	+9 (Amd. 12)	+4/6 (Amd. 13/14)	+7 (Amd. 16)
COST CATEGORY	UNIT	CRJ 900	CRJ 900	CRJ 900	CRJ 900
Flight Crew & Maintenance	BLOCK HOUR
Pilot		[***]	[***]	[***]	[***]
Flight Attendant		[***]	[***]	[***]	[***]
Total		[***]	[***]	[***]	[***]

Following any such expiration or termination of the Rate Increase Period, rates for Mesa’s pilots may be adjusted once during the remainder of the term of the Code Share Agreement to reflect an increase to the pay scale for the pilots of not more than [***] to account for any new or renegotiated collective bargaining agreement, provided that such adjusted rate shall not be billed to American until after such adjusted rate is effective and paid to Mesa’s pilots.

Note 2 – In addition to the Aircraft (as defined below), Mesa may, subject to the terms and conditions of this Note 2, in its discretion and at its sole expense, arrange for and utilize substitute CRJ-900 aircraft or CRJ-200 aircraft in American Eagle/US Airways Express livery (as applicable based on the terms of the Code Share Agreement) or neutral livery to provide the Flight Services under this Code Share Agreement during those periods, but only during those periods, when any of the Original Aircraft, the Twelfth Amendment New Aircraft, the Thirteenth Amendment New Aircraft, the Fourteenth Amendment New Aircraft or the Sixteenth Amendment New Aircraft (collectively, “Aircraft”) may be out of service due to unforeseen and irregular maintenance requirements; provided that (i) each substitute CRJ-200 aircraft shall be subject to compliance with flight interior and exterior standards and shall be approved by American in writing before being used as a substitute aircraft pursuant to this Note 2, and (ii) Mesa may only utilize regional jet aircraft other than CRJ-900 or CRJ-200 aircraft to the extent that American has permitted such use in advance in writing. For clarification purposes only, Mesa may operate such a substitute aircraft in US Airways Express or neutral livery in lieu of an Aircraft in US Airways Express livery and Mesa may operate such a substitute aircraft in American Eagle or neutral livery in lieu of an Aircraft in American Eagle livery, but may not operate a substitute aircraft in US Airways Express livery in lieu of an Aircraft in American Eagle livery or a substitute aircraft in American Eagle livery in lieu of an Aircraft in US Airways Express livery, without the prior written consent of American.

a)	Notwithstanding anything in the Code Share Agreement to the contrary, and assuming approval is granted, usage of substitute CRJ-200 aircraft shall be paid as follows:

1.

Rates paid for operation of this aircraft will be $[***] per block hour and $[***] per departure plus any fuel costs associated with these substitute operations. Such rate shall be reduced by [***] after the [***] Flight of such aircraft in a calendar month, reduced by [***] after the [***] Flight of the calendar month, and [***] after the [***] Flight of the calendar month. Any CRJ-200 Flights operated as a result of Aircraft Damage cause by American shall be excluded from the calculation and not subject to reductions pursuant to this paragraph.

2.

In addition, the amount paid to Mesa will be further adjusted by any interrupted trip or passenger inconvenience costs to include, without limitation, such things as meals and hotels for displaced passengers, as well as an amount of $[***] per passenger downgraded from first class to coach class (excluding CRJ-200 flights operated because of Aircraft Damage caused by American).

b)	If a substitute aircraft shall be utilized for more than two (2) consecutive days, Mesa and American shall mutually agree upon the route that shall be covered by the substitute aircraft.

c)

For clarification purposes only, is a substitute aircraft is used in accordance with the terms hereof, the applicable provisions of the Code Share Agreement shall also apply to the Flight Services operated by such substitute aircraft, including, without limitation, if the respective Flight is not operated for any reason.

d)	The provisions of this Note 2 replace Section 9(d)(ii) of the Tenth Amendment in its entirety.

Attachment B

American Cancellation and Delay Codes

1.	Controllable Cancellation Codes

CODE	GROUP	DESCRIPTION
XCC	CREWS	FLIGHT CREW UNAVAILABLE
YCC	CREWS	BALANCE OF FLIGHT CREW UNAVAILABLE
XCL	CREWS	PILOT LEGALITY
YCL	CREWS	BALANCE OF PILOT LEGALITY
XRC	CREWS	FLIGHT CREW REFUSED AIRCRAFT
YRC	CREWS	BALANCE OF FLIGHT CREW REFUSED AIRCRAFT
XFA	CREWS	FLIGHT ATTENDANT CAUSED
YFA	CREWS	BALANCE OF FLIGHT ATTENDANT CAUSED
XFL	CREWS	FLIGHT ATTENDANT LEGALITY
YFL	CREWS	BALANCE OF FLIGHT ATTENDANT LEGALITY
XOP	OPERATIONAL	OPERATIONAL DECISION
YOP	OPERATIONAL	BALANCE OF OPERATIONAL DECISION
XZP	OPERATIONAL	PRE-EMPTIVE OPERATIONAL DECISION
YZP	OPERATIONAL	BALANCE OF PRE-EMPTIVE OPERATIONAL
XM0	MAINTENANCE/DAMAGE	MAINTENANCE MECHANICAL INBOUND
YM0	MAINTENANCE/DAMAGE	BALANCE OF MAINTENANCE MECHANICAL
XMl	MAINTENANCE/DAMAGE	MAINTENANCE MECHANICAL OUTBOUND
YMl	MAINTENANCE/DAMAGE	BALANCE OF MAINTENANCE MECHANICAL OUTBOUND
XM2	MAINTENANCE/DAMAGE	MATERIAL SERVICEABILITY
YM2	MAINTENANCE/DAMAGE	BALANCE OF MATERIAL SERVICEABILITY
XM3	MAINTENANCE/DAMAGE	PARTS & MATERIALS/TOOLING/TEST EQUIPMENT SHORTAGE
YM3	MAINTENANCE/DAMAGE	BALANCE OF PARTS & MATERIALS/TOOLING/TEST EQUIPMENT SHORTAGE
XM4	MAINTENANCE/DAMAGE	MAINTENANCE SERVICING
YM4	MAINTENANCE/DAMAGE	BALANCE OF MAINTENANCE SERVICING
XM5	MAINTENANCE/DAMAGE	TECHNICAL DATA
YM5	MAINTENANCE/DAMAGE	BALANCE OF TECHNICAL DATA
XM6	MAINTENANCE/DAMAGE	PRECAUTIONARY INSPECTION
YM6	MAINTENANCE/DAMAGE	BALANCE OF PRECAUTIONARY lNSPECTION
XM7	MAINTENANCE/DAMAGE	SCHEDULED MAINTENANCE
YM7	MAINTENANCE/DAMAGE	BALANCE OF SCHEDULED MAINTENANCE
XM8	MAINTENANCE/DAMAGE	ONBOARD COMPUTER/COMPONENT RESET
YM8	MAINTENANCE/DAMAGE	BALANCE OF ONBOARD COMPUTER/COMPONENT
XM9	MAINTENANCE/DAMAGE	MAINTENANCE/ENGINEERING DEPARTMENT
YM9	MAINTENANCE/DAMAGE	BALANCE OF MAINTENANCE/ENGINEERING
XD3	MAINTENANCE/DAMAGE	FLIGHT DECK/CABIN CREW DAMAGE
YD3	MAINTENANCE/DAMAGE	BALANCE OF FLIGHT DECK/CABIN CREW DAMAGE
XD4	MAINTENANCE/DAMAGE	PASSENGER DAMAGE
YD4	MAINTENANCE/DAMAGE	BALANCE OF PASSENGER DAMAGE
XD9	MAINTENANCE/DAMAGE	MAINTENANCE DAMAGE
YD9	MAINTENANCE/DAMAGE	BALANCE OF MAINTENANCE DAMAGE

Attachment B to Eighteenth Amendment to Code Share Agreement

2.	Controllable On-Time Departure Codes

CODE	GROUP	DESCRIPTION
FA0	FLIGHT CREW/CREW SCHEDULING	FLIGHT ATTENDANT COMPLETION OF DUTIES/OTHER
FAl	FLIGHT CREW/CREW SCHEDULING	FLIGHT ATTENDANT REST/LEGALITY
FA2	FLIGHT CREW/CREW SCHEDULING	FLIGHT ATTENDANT CONNECTION
FA3	FLIGHT CREW/CREW SCHEDULING	FLIGHT ATTENDANT BROKEN THRU FLIGHT
FA4	FLIGHT CREW/CREW SCHEDULING	FLIGHT ATTENDANT LATE
FA5	FLIGHT CREW/ CREW SCHEDULING	FLIGHT ATTENDANT SICK OR NO SHOW
FA6	FLIGHT CREW/CREW SCHEDULING	BOARDING HELD/INTERRUPTED
FA7	FLIGHT CREW/CREW SCHEDULING	FLIGHT ATTENDANT GATE CHECKED BAGS
FA8	FLIGHT CREW/CREW SCHEDULING	RE SEATING PASSENGERS
FP0	FLIGHT CREW/CREW SCHEDULING	PILOT COMPLETION OF DUTIES/OTHER
FPl	FLIGHT CREW/CREW SCHEDULING	PILOT REST/LEGALITY
FP2	FLIGHT CREW/CREW SCHEDULING	PILOT CONNECTION
FP3	FLIGHT CREW/CREW SCHEDULING	PILOT BROKEN THRU FLIGHT
FP4	FLIGHT CREW/CREW SCHEDULING	PILOT LATE
FP5	FLIGHT CREW/CREW SCHEDULING	PILOT SICK OR NO SHOW
FC0	FLIGHT CREW/CREW SCHEDULING	CREW SCHEDULING OTHER
FCl	FLIGHT CREW/CREW SCHEDULING	PILOT AND FLIGHT ATTENDANT REST
FC2	FLIGHT CREW/CREW SCHEDULING	PILOT AND FLIGHT ATTENDANT CONNECTION
FC3	FLIGHT CREW/CREW SCHEDULING	PILOT AND FLIGHT ATTENDANT BROKEN
FC4	FLIGHT CREW/CREW SCHEDULING	PILOT AND FLIGHT ATTENDANT LATE TO
FC5	FLIGHT CREW/CREW SCHEDULING	CREW SWAP/CREW RECOVERY
FC6	FLIGHT CREW/CREW SCHEDULING	IN TERMINATE/OUT ORIGINATE
FC7	FLIGHT CREW/CREW SCHEDULING	UNSCHEDULED CREW REST
MT	MAINTENANCE/DAMAGE	MAINTENANCE
MTl	MAINTENANCE/DAMAGE	MAINTENANCE MECHANICAL DELAY
MT2	MAINTENANCE/DAMAGE	PARTS DEFECTIVE FROM STOCK

Attachment B to Eighteenth Amendment to Code Share Agreement

CODE	GROUP	DESCRIPTION
MT3	MAINTENANCE/DAMAGE	PARTS & MATERIALS/TOOLING/TEST
MT4	MAINTENANCE/DAMAGE	DELAY FROM SCHEDULED MAINTENANCE TASK
MT5	MAINTENANCE/DAMAGE	DEFERRAL MANAGEMENT/TECHNICAL
MT6	MAINTENANCE/DAMAGE	PRECAUTIONARY INSPECTION
MT7	MAINTENANCE/DAMAGE	LATE DELTVERY OF AIRCRAFT
MT8	MAINTENANCE/DAMAGE	ONBOARD COMPUTER/COMPONENT RESET
MT9	MAINTENANCE/DAMAGE	MAINTENANCE/ENGINEERING PERSONNEL
DA3	MAINTENANCE/DAMAGE	LIGHT DECK/CABIN CREW DAMAGE
DA4	MAINTENANCE/DAMAGE	PASSENGER DAMAGE
DA9	MAINTENANCE/DAMAGE	MAINTENANCE DAMAGE
OL2	OPERATIONS/LOAD PLANNING	ADJUSTING PASSENGER/BINS AFTER INITIAL LOAD
OL4	OPERATIONS/LOAD PLANNING	MOVING PASSENGERS/BAGS FOR WEIGHT
OP3	OPERATIONS/LOAD PLANNING	LATE FLIGHT RELEASE
IT8	INFORMATION TECHNOLOGY	REGIONAL CARRIERS IT ENVIRONMENT

Attachment B to Eighteenth Amendment to Code Share Agreement